SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549
                -----------------------------------



                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


   Date of Report (Date earliest event reported) May 5, 1998

                 EMBRYO DEVELOPMENT CORPORATION
                 --------------------------------
    (exact name of registrant as specified in its charter)


                           DELAWARE
                           --------
         (State or other jurisdiction of incorporation)


     1-13713                                  13-3832099
(Commission File Number)                (IRS Employer Identification
                                                      Number)


 750 Lexington Avenue, Suite 2750, New York, NY     10022
(Address of principal executive offices)         (Zip Code)



Registrant's Telephone Number, Including Area Code:(212) 355-8484


        (Former name or former address, if changed since last
                            report)


Item 4.   Changes in Registrant's Certifying Accountant
-------   ---------------------------------------------

     (a) Holtz Rubenstein & Co., LLP, Registrant's former independent accountant previously engaged as the principal accountant to audit the Registrant's financial statements, was dismissed on May 5, 1998. On May 5, 1998, the Board of Directors of Registrant appointed Moore Stephens, P.C. as independent auditors of Registrant for the fiscal year ending April 30, 1998.

     (b) During the two most recent fiscal years and interim period subsequent to April 30, 1997, there have been no disagreements with Holtz Rubenstein & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

     (c) Holtz Rubenstein & Co., LLP's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     (d) The Registrant has requested that Holtz Rubenstein & Co., LLP furnish it with a letter addresed to the SEC stating whether it agrees with the above statements. A copy of Holtz Rubenstein's letter to the SEC, dated May 7, 1998, is filed as Exhibit 16 to the Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

          16. Letter from Holtz Rubenstein & Co., LLP re Change in Certifying Accountant dated May 7, 1998.





                            SIGNATURES
                            ----------


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.



                         EMBRYO DEVELOPMENT CORPORATION



                         By:   /s/ Matthew Harriton
                               ---------------------
                              Matthew Harriton
                              President


Dated:   May 7, 1998